UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 15, 2004

The Immune Response Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-18006	33-0255679
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5931 Darwin Court, Carlsbad, CA		92008
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code	(760) 431-7080

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01. Changes in Registrant's Certifying Accountant.

On September 15, 2004, The Immune Response Corporation (the "Company") notified BDO Seidman, LLP ("BDO") of its dismissal as the Company’s independent registered public accounting firm and appointed Levitz, Zacks & Ciceric ("Levitz") for the fiscal year ended December 31, 2004 as the Company’s new independent registered public accounting firm. The decision to dismiss BDO and to retain Levitz was approved by the Company’s Board of Directors at its meeting on September 15, 2004 based upon the recommendation of the Audit Committee. The appointment was effective immediately.

The reports of BDO on the Company’s consolidated financial statements for the years ended December 31, 2002 and 2003 did not contain any adverse opinion, or disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles. However, BDO's report included an explanatory paragraph noting the Company's limited liquid resources, recurring losses from operations and the Company's need to raise additional capital, all of which raised substantial doubt about the Company's ability to continue as a going concern.

In connection with its audits of the Company’s consolidated financial statements for the years ended December 31, 2002 and 2003, and through the subsequent interim periods, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused it to make reference thereto in its reports. There were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

During the Company’s two most recent fiscal years and the period from the end of the most recent fiscal year to the date of appointment of Levitz, neither the Company nor anyone acting on its behalf consulted with Levitz with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or any other matters or events set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

The Company has requested BDO to furnish it a letter addressed to the U.S. Securities and Exchange Commission stating whether they agree with the statements made herein. BDO’s letter is attached hereto as Exhibit 16.1.

Item 9.01. Financial Statements and Exhibits.

Exhibit No. Description

16.1 Letter from BDO Seidman, LLP to the Securities and Exchange Commission dated September 16, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Immune Response Corporation (Registrant)

September 21, 2004	By:	Michael K. Green

Name: Michael K. Green
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

EX-16.1	Letter from BDO Seidman, LLP to the Securities and Exchange Commission dated September 16, 2004.